                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on
(Form S-8 No. 333-       ), pertaining to the Coventry Health Care, Inc. Amended
and Restated 1998 Stock Incentive Plan, of our report dated January 31, 2003, with respect to the consolidated financial statements of Coventry Health Care, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.



                                                /s/ Ernst & Young


Baltimore, Maryland
July 9, 2003